Exhibit 31.04

CERTIFICATION OF CHIEF FINANCIAL OFFICER,
AS REQUIRED BY SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

I, Steve Priest, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of eBay Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Steve Priest
Steve Priest
Chief Financial Officer
(Principal Financial Officer)

Date: May 28, 2024